Customer Deposits	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Deposits, By Customer, Alternative [Abstract]
Customer Deposits

Note 9 — Customer Deposits

Customer deposits represent advance payments made by customers when they place orders for products. These deposits range from 20 to 100% of the total order amount. These deposits are credited to the customer against product deliveries or at the completion of their order.

Note 14 — Customer Deposits

Customer deposits represents money the Company received in advance of providing a product or engineering services to a customer. Such deposits are short term in nature as the Company delivers the product or engineering services to the customer before the end of its next annual fiscal period. These deposits are credited to the customer against product deliveries or at the completion of their order.